Exhibit 10.2

Execution Version

SECOND INCREMENTAL TERM LOAN AMENDMENT

SECOND INCREMENTAL TERM LOAN AMENDMENT, dated as of May 19, 2017 (this “Amendment”), by and among the lender party hereto (the “Incremental Term Lender”), MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC. (f/k/a M/A-COM Technology Solutions Holdings, Inc.), a Delaware corporation (the “Borrower”), and GOLDMAN SACHS BANK USA (“GS”), as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below.

RECITALS:

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of May 8, 2014 (as amended by (i) that certain Incremental Amendment, dated as of February 13, 2015, (ii) that certain Incremental Term Loan Amendment, dated as of August 31, 2016, (iii) that certain Second Incremental Amendment, dated as of March 10, 2017, (iv) that certain Amendment No. 4 to Credit Agreement, dated as of March 10, 2017, (v) that certain Refinancing Amendment, dated as of March 10, 2017 and (vi) that certain Second Refinancing Amendment, dated as of the date hereof (the “Second Refinancing Amendment”), the “Credit Agreement”, and, as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, each Lender from time to time party thereto and GS as the Administrative Agent, the Collateral Agent, the Swing Line Lender and an L/C Issuer (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish a Term Loan Increase with new and/or existing Term Lenders;

WHEREAS, the Borrower has requested that the Incremental Term Lender extend credit to the Borrower in the form of New Term Loans in an aggregate principal amount of $100,000,000, which New Term Loans will be incurred pursuant to a Term Loan Increase and, upon the incurrence thereof, will be of the same Class as the Initial Term Loans; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.    New Term Commitments; New Term Loans.

(a)    Subject to the terms and conditions set forth herein, the Incremental Term Lender agrees to make Incremental Term Loans (as defined below) on the Second Incremental Term Loan Effective Date (as defined below) in an aggregate principal amount equal to the Incremental Term Commitment (as defined below).

(b)    The Incremental Term Commitment shall be automatically and permanently reduced to $0 upon the making of the Incremental Term Loans pursuant to clause (a) above.

(c)    The Borrower has elected to use clause (a) of the definition of “Available Incremental Amount” to effectuate the Term Loan Increase contemplated hereby.

Section 2.    Defined Terms. As used in this Amendment, the following terms shall have the meanings set forth below:

“Incremental Term Commitment” means the obligation of the Incremental Term Lender to make an Incremental Term Loan to the Borrower pursuant to this Amendment in an aggregate amount not to exceed $100,000,000.

“Incremental Term Loans” means the New Term Loans being made to the Borrower by the Incremental Term Lender in Dollars equal to the Incremental Term Commitment on the Second Incremental Term Loan Effective Date (for the avoidance of doubt, after giving effect to the Second Refinancing Amendment).

Section 3.    Terms and Conditions. Pursuant to Section 2.14 of the Credit Agreement:

(a)    The terms of the Incremental Term Loans shall be identical to the terms of the Initial Term Loans (for the avoidance of doubt, after giving effect to the Second Refinancing Amendment) for all purposes under the Credit Agreement and the other Loan Documents (other than with respect to upfront fees, original issue discount and arrangement, structuring or similar fees payable in connection therewith), the Incremental Term Loans shall be of the same Class as the Initial Term Loans (for the avoidance of doubt, after giving effect to the Second Refinancing Amendment) and the Incremental Term Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents on the same basis as the Initial Term Loans (for the avoidance of doubt, after giving effect to the Second Refinancing Amendment). From and after the Second Incremental Term Loan Effective Date, each reference to an “Initial Term Loan” or “Initial Term Loans” in the Amended Credit Agreement (in each case, for the avoidance of doubt, after giving effect to the Second Refinancing Amendment) shall be deemed to include the Incremental Term Loans, each reference to a “Term Lender” in the Amended Credit Agreement (for the avoidance of doubt, after giving effect to the Second Refinancing Amendment) shall be deemed to include the Incremental Term Lender and related terms will have correlative meanings mutatis mutandis (in each case, unless the context otherwise requires).

(b)    The Incremental Term Lender, by delivering its signature page to this Amendment on the Second Incremental Term Loan Effective Date, (i) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) or Section 6.01(b) of the Credit Agreement, as the case may be, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to make the Incremental Term Loans; (ii) confirms that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to make the Incremental Term Loans; (iii) irrevocably appoints the Administrative Agent to act on its behalf as the Administrative Agent under the Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms thereof, together with such actions and powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Term Lender.

Section 4.    Conditions to Effectiveness. This Amendment and the obligation of the Incremental Term Lender to make the Incremental Term Loans shall become effective on the date hereof (such date, the “Second Incremental Term Loan Effective Date”) upon satisfaction (or, with respect to Sections 4(a)(ii), (iii) and (iv) only, waiver by the Administrative Agent) of each of the following conditions:

(a)    The Administrative Agent shall have received the following, each of which shall be originals, facsimiles or copies in .pdf form by electronic mail (followed promptly by originals):

(i)    (A) the Borrower’s executed counterpart signature page to this Amendment and (B) the Incremental Term Lender’s executed counterpart signature page to this Amendment;

(ii)    each Guarantor’s executed counterpart signature page to the acknowledgment attached to this Amendment;

(iii)    a customary opinion from Ropes & Gray LLP, counsel to the Loan Parties;

(iv)    such certificates of good standing or status (to the extent that such concepts exist) from the applicable secretary of state (or equivalent authority) of the jurisdiction of organization of each Loan Party, a certificate of customary resolutions or other customary action of each Loan Party, a customary certificate of a Responsible Officer of each Loan Party and an incumbency certificate of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Second Incremental Term Loan Effective Date;

(v)    a Loan Notice (without any representation therein as to the satisfaction of conditions in Section 4.02 of the Amended Credit Agreement) relating to the funding of the Incremental Term Loans on the Second Incremental Term Loan Effective Date;

(vi)    copies of recent Uniform Commercial Code, tax and intellectual property Lien searches and copies of judgment searches, in each case, in each jurisdiction reasonably requested by the Administrative Agent in respect of the Loan Parties;

(vii)    a certificate from the chief financial officer of the Borrower attesting to the Solvency of the Borrower and its Restricted Subsidiaries, on a consolidated basis, on the Second Incremental Term Loan Effective Date after giving effect to the incurrence of the Incremental Term Loans; and

(viii)    a certificate from the chief financial officer of the Borrower certifying that, on the Second Incremental Term Loan Effective Date after giving Pro Forma Effect to the incurrence of the Incremental Term Loans, the Total Net First Lien Leverage Ratio will be less than or equal to 3.50 to 1.00.

(b)    Immediately before and immediately after giving effect to this Amendment, no Event of Default shall exist.

(c)    Immediately before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects.

(d)    The Borrower shall pay a closing fee to the Incremental Term Lender on the Second Incremental Term Loan Effective Date as fee compensation for such Incremental Term Lender’s Incremental Term Commitment in an amount equal to 0.50% of the aggregate principal amount of the Incremental Term Loans made by the Incremental Term Lender on the Second Incremental Term Loan Effective Date, payable to the Incremental Term Lender out of the proceeds of the Incremental Term Loans on the Second Incremental Term Loan Effective Date.

(e)    The Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by any Loan Party under or in connection with this Amendment, including those expenses set forth in Section 12 hereof, in each case, to the extent invoiced in reasonable detail prior to the date hereof.

Other than the conditions set forth in this Section 4, there are no other conditions (express or implied) to the Second Incremental Term Loan Effective Date. For purposes of determining compliance with the conditions specified in this Section 4, the Incremental Term Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Incremental Term Lender under this Amendment unless the Administrative Agent shall have received notice from the Incremental Term Lender prior to the Second Incremental Term Loan Effective Date specifying its objection thereto.

Section 5.    Loan Notice. The Incremental Term Lender and the Administrative Agent agree that the Borrower’s delivery of a Loan Notice for Incremental Term Loans that are Eurocurrency Rate Loans at any time on or prior to the Second Incremental Term Loan Effective Date (in lieu of such delivery with three (3) Business Days’ advance notice) is effective notice of such Borrowing.

Section 6.    Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Incremental Term Lender that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.    Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10.    Reaffirmation.

(a)    The Borrower hereby expressly acknowledges the terms of this Amendment and acknowledges that the Incremental Term Loans constitute Obligations under the Amended Credit Agreement, and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party.

(b)    Each Guarantor, by signing the acknowledgment attached to this Amendment, in its capacity as a Guarantor under the Guaranty to which it is a party, acknowledges and agrees that the Incremental Term Loans constitute Obligations under the Amended Credit Agreement and that the guarantee contained in the Guaranty is, and shall remain, in full force and effect immediately after giving effect to this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party.

Section 11.    Effect of Amendment; References to the Credit Agreement; Miscellaneous. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as amended by this Amendment (as applicable). All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Second Incremental Term Loan Effective Date be deemed to refer to the Amended Credit Agreement, and, as used in the Amended Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Second Incremental Term Loan Effective Date, the Amended Credit Agreement.

Section 12.    Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.04 of the Amended Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Senior Vice President and Chief
Financial Officer

[Second Incremental Term Loan Amendment]

GOLDMAN SACHS BANK USA,
as Administrative Agent

By:	/s/ Gabriel Jacobson
	Name	Gabriel Jacobson
	Title:	Authorized Signatory

[Second Incremental Term Loan Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as the Incremental Term Lender

By:	/s/ Andrew Earls
	Name:	Andrew Earls
	Title:	Authorized Signatory

[Second Incremental Term Loan Amendment]

Acknowledged and agreed with respect to Section 10(b) of the Amendment to which this acknowledgment is attached by:

MACOM TECHNOLOGY SOLUTIONS INC.

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer and Senior Vice President

MINDSPEED TECHNOLOGIES, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

NITRONEX, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

[Second Incremental Term Loan Amendment]

BINOPTICS, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

MACOM METELICS, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

MACOM CONNECTIVITY SOLUTIONS, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer and Treasurer

AMCC SALES CORPORATION

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer and Treasurer

AMCC ENTERPRISE CORPORATION

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer and Treasurer

[Second Incremental Term Loan Amendment]

AMCC CHINA, INC.

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer and Treasurer

VELOCE TECHNOLOGIES, LLC

By: MACOM Connectivity Solutions, LLC, its sole member

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer and Treasurer

[Second Incremental Term Loan Amendment]